As filed with the Securities and Exchange Commission on January 8, 2007
Registration No. 333-139468
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to Form S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Clearwire Corporation
(Exact name of registrant as specified in its charter)

Delaware	4899	56-2408571
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

5808 Lake Washington Boulevard NE, Suite 300
Kirkland, Washington 98033
(425) 216-7600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Broady R. Hodder
Vice President and General Counsel
Clearwire Corporation
5808 Lake Washington Boulevard NE, Suite 300
Kirkland, Washington 98033
(425) 216-7600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Joshua N. Korff	Marcus J. Williams	William H. Hinman, Jr.
Kirkland & Ellis LLP	Davis Wright Tremaine LLP	Simpson Thacher & Bartlett LLP
Citigroup Center	2600 Century Square	2550 Hanover Street
153 East 53rd Street	1501 Fourth Avenue	Palo Alto, California 94304
New York, New York 10023	Seattle, Washington 98101	Tel. (650) 251-5000
Tel. (212) 446-4800	Tel. (206) 622-3150	Fax (650) 251-5002
Fax (212) 446-4900	Fax (206) 628-7699

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (File No. 333-139468) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15, 16(b) and 17 of Part II of the Registration Statement have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

1.1	Form of Underwriting Agreement.†
3.1	Third Amended and Restated Certificate of Incorporation of Clearwire Corporation.*
3.2	Amended and Restated Bylaws.*
4.1	Form of stock certificate for Class A common stock.†
4.2	Amended and Restated Stockholders Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto.*
4.3	Registration Rights Agreement dated November 13, 2003 among Flux U.S. Corporation, Clearwire Holdings, Inc. and Hispanic Information and Telecommunications Network, Inc.*
4.4	Registration Rights Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto.*
4.5	Registration Rights Agreement dated August 5, 2005 among Clearwire Corporation and certain buyers of the Senior Secured Notes.*
4.6	Investor Rights Agreement dated August 29, 2006 among Clearwire Corporation, Intel Pacific, Inc. and Motorola, Inc.‡
4.7	Securities Purchase Agreement dated August 5, 2005 among Clearwire Corporation and the buyers of the Senior Secured Notes, as amended February 16, 2006.*
4.8	Indenture dated August 5, 2005 among Clearwire Corporation, Clearwire LLC, Fixed Wireless Holdings, LLC, NextNet Wireless, Inc. and The Bank of New York, as Trustee, as supplemented February 16, 2006.*
4.9	Form of Senior Secured Note, due 2010.*
4.10	Form of Warrant.*
5.1	Opinion of Davis Wright Tremaine LLP.†
9.1	Voting Agreement dated August 29, 2006 between Clearwire Corporation, Intel Pacific, Inc., Intel Capital Corporation and Eagle River Holdings, LLC.
10.1	Advisory Services Agreement dated November 13, 2003 between Flux U.S. Corporation and COM Holdings, LLC.*
10.2	Indemnification Agreement dated November 13, 2003 among Flux Fixed Wireless, LLC and Flux U.S. Corporation.*
10.3	Form of Indemnification Agreement.*
10.4	Letter Agreement dated April 1, 2004 between Clearwire Corporation and Ben Wolff.*
10.5	Letter Agreement dated April 26, 2004 between Clearwire Corporation and Nicolas Kauser.*
10.6	Letter Agreement dated April 27, 2004 between Clearwire Corporation and R. Gerard Salemme.*
10.7	Employment Agreement dated June 28, 2004 between Clearwire Corporation and Perry Satterlee.*
10.8	Letter Agreement dated March 2, 2005 between Clearwire Corporation and John Butler.*
10.9	Clearwire Corporation 2003 Stock Option Plan, as amended.*
10.10	Agreement dated March 5, 2003 among Nextel Communications, Inc., Digital Radio, LLC and Craig O. McCaw.
10.11	Amendment to Agreement dated March 5, 2003, dated October 3, 2003, among Nextel Communications, Inc., Digital Radio, L.L.C. and Craig O. McCaw.
10.12	Agreement and Undertaking dated November 13, 2003 between Flux U.S. Corporation and Craig O. McCaw.

10.13	Master Spectrum Acquisition Agreement dated November 13, 2003 between Flux U.S. Corporation and Hispanic Information and Telecommunications Network, Inc.*
10.14	First Addendum and Amendment to the Master Spectrum Acquisition Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc.*
10.15	ITFS Capacity Use and Royalty Agreement dated November 13, 2003 between Hispanic Information and Telecommunications Network, Inc. and Fixed Wireless Holdings, LLC.*
10.16	Spectrum Access and Loan Facility Agreement dated May 24, 2005 among Clearwire Corporation, Hispanic Information and Telecommunications Network, Inc. and HITN Spectrum, LLC.*
10.17	Warrant Agreement dated November 13, 2003 by and between Flux U.S. Corporation and ITFS Spectrum Advisors LLC.*
10.18	Letter Agreement dated March 29, 2004 from Clearwire Corporation to ITFS Spectrum Advisors LLC.*
10.19	Spectrum Acquisition Consulting Agreement dated February 1, 2005 by and between Clearwire Corporation and ITFS Spectrum Consultants LLC.*
10.20	Letter Agreement dated February 1, 2005 from Clearwire Corporation to ITFS Spectrum Consultants LLC.*‡
10.21	Amendment and Consent dated February 1, 2005 between Clearwire Corporation to ITFS Spectrum Advisors LLC and ITFS Spectrum Consultants LLC.*
10.22	Second Amendment and Consent dated April 26, 2006, by and among Clearwire Corporation and ITFS Spectrum Consultants LLC.*
10.23	Spectrum Option Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc.*‡
10.24	EBS Capacity Use and Royalty Agreement dated September 15, 2005 between Hispanic Information and Telecommunications Network, Inc. and Clearwire Spectrum Holdings LLC.*‡
10.25	Form of Subscription Agreement dated August 18, 2006.
10.26	Market Operation, Spectrum Lease and Sublicense Agreement dated October 22, 2004 by and among the Sprint subsidiaries listed on Schedule R-1 and Fixed Wireless Holdings, LLC.‡
10.27	Stock Purchase Agreement dated September 30, 2004 among Craig Wireless Honolulu Inc., Craig Wireless Nevada Inc., Craig Wireless Systems Inc. and Fixed Wireless Holdings, LLC, as amended on November 30, 2004.*
10.28	Stock Purchase Agreement dated October 22, 2004 between Clearwire Corporation and Kenneth A. Jonsson, as amended on January 11, 2005.*
10.29	Subscription Agreement dated March 8, 2005 between Clearwire Corporation and Bell Canada.
10.30	Master Supply Agreement dated March 16, 2005 among Clearwire Corporation, Clearwire LLC, Bell Canada and BCE Nexxia Corporation.‡
10.31	Side Agreement dated March 16, 2005 between Clearwire Corporation, Eagle River Holdings, LLC and Bell Canada.‡
10.32	Credit Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada, as amended February 2006.*
10.33	Security Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada.*
10.34	Movable Hypothec Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada.*
10.35	Purchase Agreement dated June 6, 2005 among Wireless One of North Carolina, LLC, WaveTel NC License Corporation, WaveTel, L.L.C., WaveTel TN LLC and Fixed Wireless Holdings, LLC.*‡
10.36	Equipment Lease Agreement dated June 30, 2005 between Clearwire Corporation and 6311458 Canada Ltd.*

10.37	Purchase Agreement dated September 9, 2005 between Baypoint St. Louis, LLC, Clearwire Corporation and Clearwire Spectrum Holdings LLC.*‡
10.38	Purchase Agreement dated September 9, 2005 among St. Lou E, LLC, Clearwire Corporation and Clearwire Spectrum Holdings LLC.*‡
10.39	Vendor Agreement dated September 27, 2005 between Best Buy Purchasing LLC and Clearwire LLC.‡
10.40	Subscription Service Addendum to Vendor Agreement dated September 27, 2005 between Best Buy Stores, L.P. and Clearwire LLC.‡
10.41	Co-Marketing Agreement dated September 14, 2006 between Circuit City Stores, Inc. and Clearwire US LLC.‡
10.42	Purchase and Sale Agreement dated October 24, 2005 between Nextel Spectrum Acquisition Corp. and Clearwire Spectrum Holdings LLC, as amended on December 12, 2005.‡
10.43	Stock Purchase Agreement dated November 7, 2005 between the shareholders of WinBeam, Incorporated and Clearwire Spectrum Holdings LLC.*
10.44	Purchase Agreement dated November 8, 2005 between Comspec Corporation and Clearwire Spectrum Holdings LLC.*‡
10.45	Bundled Wireless Broadband Services Agreement dated November 23, 2005 between Clearwire LLC and America Online, Inc.‡
10.46	Subscription Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation.
10.47	Side Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation.
10.48	Amended and Restated Limited Liability Company Agreement dated July 12, 2006, between Clearwire US LLC and Shichinin LLC.
10.49	Loan Agreement dated August 21, 2006 among Clearwire Corporation, the several lenders from time to time parties thereto, JPMorgan Chase Bank, Merrill, Lynch, Pierce, Fenner & Smith Inc. and Morgan Stanley Senior Funding, Inc.*
10.50	Guarantee and Collateral Agreement dated August 21, 2006 made by Clearwire Corporation and certain of its subsidiaries in favor of Morgan Stanley Senior Funding, Inc.*
10.51	Common Stock Purchase Agreement dated June 28, 2006 between Clearwire Corporation and Intel Pacific, Inc.‡
10.52	Mobile Wimax Network Collaboration Agreement dated June 28, 2006 between Clearwire Corporation and Intel Corporation.‡
10.53	Stock Purchase Agreement dated June 30, 2006 between Motorola, Inc., Clearwire Corporation and NextNet Wireless, Inc.
10.54	Reserved.
10.55	Wireless Broadband System Services Agreement dated August 29, 2006 between Motorola and Clearwire US LLC.‡
10.56	Wireless Broadband System Infrastructure Agreement dated August 29, 2006 between Motorola and Clearwire US LLC.‡
10.57	Wireless Broadband CPE Supply Agreement dated August 29, 2006 between Motorola and Clearwire US LLC.‡
10.58	Side Letter Agreement dated June 28, 2006 between Intel Pacific, Inc., Eagle River Holdings, LLC and Clearwire Corporation.

10.59	Master Royalty and Use Agreement dated July 31, 2006 between Clearwire Spectrum Holdings II LLC, Chicago Instructional Technology Foundation, Inc., Denver Area Educational Telecommunications Consortium, Inc., Instructional Telecommunications Foundation, Inc., North American Catholic Educational Programming Foundation, Inc., Portland Regional Educational Telecommunications Corporation, Twin Cities Schools Telecommunications Group, Inc., and other licensees who may become parties to the agreement.‡
10.60	Master Royalty and Use Agreement dated October 4, 2006 between Clearwire Spectrum Holdings II LLC and Hispanic Information and Telecommunications Network, Inc.‡
10.61	Membership Interest Purchase Agreement dated August 9, 2006 among Clearwire Spectrum Holdings II LLC and the parties thereto.‡
10.62	Purchase Agreement dated August 8, 2006 between SpeedNet LLC, Clearwire Spectrum Holdings II LLC and Clearwire Corporation.‡
10.63	Educational Broadband Service Long Term De Facto Transfer Lease Agreement dated December 22, 2006.‡
10.64	Office Lease Agreement dated October 12, 2006, between Carillon Properties (Landlord) and Clearwire Corporation (Tenant).*
10.65	Securities Purchase Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L.*
10.66	Investment Agreement, dated December 7, 2005, by and between Banda Ancha S.A., BASA Holding Iberia S.L.U. and Clearwire Europe S.A.R.L.*
10.67	Indemnification Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L.*
10.68	MAC Telecom Stock Purchase Agreement dated August 2, 2006 between Clearwire Europe S.A.R.L., and the individuals and entities listed on the Exhibit thereto.*
10.69	MTH Stock Purchase Agreement dated August 2, 2006 between Clearwire Europe S.A.R.L., Axel Beghin, Charles du Bunsen, Nicholas du Chastel and Matthew Ridgwell.*
21.1	List of subsidiaries.
23.1	Consent of Deloitte & Touche LLP.*
23.2	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.1).†
24.1	Powers of Attorney (included on signature page).

*	Previously Filed.

**	Flux U.S. Corporation changed its name to Clearwire Corporation effective February 24, 2004, and as a result all references to Flux U.S. Corporation in this index are now to Clearwire Corporation.

†	To be filed by amendment.

‡	Confidential treatment requested.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Kirkland, Washington, on this 8th day of January, 2007.

Clearwire Corporation

By:	/s/ Craig O. McCaw
Name: Craig O. McCaw

Title:	Chairman of the Board of Directors and Co-Chief Executive Officer

By:	/s/ Benjamin G. Wolff
Name: Benjamin G. Wolff

Title:	Co-Chief Executive Officer and Co-President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Benjamin G. Wolff his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement (and to any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on January 8, 2007.

Signature	Title

/s/ Craig O. McCaw Craig O. McCaw	Chairman of the Board and Co-Chief Executive Officer (Principal Executive Officer)

/s/ John A. Butler John A. Butler	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Nicolas Kauser Nicolas Kauser	Director

Signature	Title

/s/ R. Gerard Salemme R. Gerard Salemme	Director

/s/ David Perlmutter David Perlmutter	Director

/s/ Peter L. S. Currie Peter L. S. Currie	Director

/s/ Richard Emerson Richard Emerson	Director

Arvind Sodhani	Director

/s/ Michael J. Sabia Michael J. Sabia	Director

/s/ Stuart M. Sloan Stuart M. Sloan	Director

EXHIBIT INDEX

1.1	Form of Underwriting Agreement.†
3.1	Third Amended and Restated Certificate of Incorporation of Clearwire Corporation.*
3.2	Amended and Restated Bylaws.*
4.1	Form of stock certificate for Class A common stock.†
4.2	Amended and Restated Stockholders Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto.*
4.3	Registration Rights Agreement dated November 13, 2003 among Flux U.S. Corporation, Clearwire Holdings, Inc. and Hispanic Information and Telecommunications Network, Inc.*
4.4	Registration Rights Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto.*
4.5	Registration Rights Agreement dated August 5, 2005 among Clearwire Corporation and certain buyers of the Senior Secured Notes.*
4.6	Investor Rights Agreement dated August 29, 2006 among Clearwire Corporation, Intel Pacific, Inc. and Motorola, Inc.‡
4.7	Securities Purchase Agreement dated August 5, 2005 among Clearwire Corporation and the buyers of the Senior Secured Notes, as amended February 16, 2006.*
4.8	Indenture dated August 5, 2005 among Clearwire Corporation, Clearwire LLC, Fixed Wireless Holdings, LLC, NextNet Wireless, Inc. and The Bank of New York, as Trustee, as supplemented February 16, 2006.*
4.9	Form of Senior Secured Note, due 2010.*
4.10	Form of Warrant.*
5.1	Opinion of Davis Wright Tremaine LLP.†
9.1	Voting Agreement dated August 29, 2006 between Clearwire Corporation, Intel Pacific, Inc., Intel Capital Corporation and Eagle River Holdings, LLC.
10.1	Advisory Services Agreement dated November 13, 2003 between Flux U.S. Corporation and COM Holdings, LLC.*
10.2	Indemnification Agreement dated November 13, 2003 among Flux Fixed Wireless, LLC and Flux U.S. Corporation.*
10.3	Form of Indemnification Agreement.*
10.4	Letter Agreement dated April 1, 2004 between Clearwire Corporation and Ben Wolff.*
10.5	Letter Agreement dated April 26, 2004 between Clearwire Corporation and Nicolas Kauser.*
10.6	Letter Agreement dated April 27, 2004 between Clearwire Corporation and R. Gerard Salemme.*
10.7	Employment Agreement dated June 28, 2004 between Clearwire Corporation and Perry Satterlee.*
10.8	Letter Agreement dated March 2, 2005 between Clearwire Corporation and John Butler.*
10.9	Clearwire Corporation 2003 Stock Option Plan, as amended.*
10.10	Agreement dated March 5, 2003 among Nextel Communications, Inc., Digital Radio, LLC and Craig O. McCaw.
10.11	Amendment to Agreement dated March 5, 2003, dated October 3, 2003, among Nextel Communications, Inc., Digital Radio, L.L.C. and Craig O. McCaw.
10.12	Agreement and Undertaking dated November 13, 2003 between Flux U.S. Corporation and Craig O. McCaw.
10.13	Master Spectrum Acquisition Agreement dated November 13, 2003 between Flux U.S. Corporation and Hispanic Information and Telecommunications Network, Inc.*

10.14	First Addendum and Amendment to the Master Spectrum Acquisition Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc.*
10.15	ITFS Capacity Use and Royalty Agreement dated November 13, 2003 between Hispanic Information and Telecommunications Network, Inc. and Fixed Wireless Holdings, LLC.*
10.16	Spectrum Access and Loan Facility Agreement dated May 24, 2005 among Clearwire Corporation, Hispanic Information and Telecommunications Network, Inc. and HITN Spectrum, LLC.*
10.17	Warrant Agreement dated November 13, 2003 by and between Flux U.S. Corporation and ITFS Spectrum Advisors LLC.*
10.18	Letter Agreement dated March 29, 2004 from Clearwire Corporation to ITFS Spectrum Advisors LLC.*
10.19	Spectrum Acquisition Consulting Agreement dated February 1, 2005 by and between Clearwire Corporation and ITFS Spectrum Consultants LLC.*
10.20	Letter Agreement dated February 1, 2005 from Clearwire Corporation to ITFS Spectrum Consultants LLC.*‡
10.21	Amendment and Consent dated February 1, 2005 between Clearwire Corporation to ITFS Spectrum Advisors LLC and ITFS Spectrum Consultants LLC.*
10.22	Second Amendment and Consent dated April 26, 2006, by and among Clearwire Corporation and ITFS Spectrum Consultants LLC.*
10.23	Spectrum Option Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc.*‡
10.24	EBS Capacity Use and Royalty Agreement dated September 15, 2005 between Hispanic Information and Telecommunications Network, Inc. and Clearwire Spectrum Holdings LLC.*‡
10.25	Form of Subscription Agreement dated August 18, 2006.
10.26	Market Operation, Spectrum Lease and Sublicense Agreement dated October 22, 2004 by and among the Sprint subsidiaries listed on Schedule R-1 and Fixed Wireless Holdings, LLC.‡
10.27	Stock Purchase Agreement dated September 30, 2004 among Craig Wireless Honolulu Inc., Craig Wireless Nevada Inc., Craig Wireless Systems Inc. and Fixed Wireless Holdings, LLC, as amended on November 30, 2004.*
10.28	Stock Purchase Agreement dated October 22, 2004 between Clearwire Corporation and Kenneth A. Jonsson, as amended on January 11, 2005.*
10.29	Subscription Agreement dated March 8, 2005 between Clearwire Corporation and Bell Canada.
10.30	Master Supply Agreement dated March 16, 2005 among Clearwire Corporation, Clearwire LLC, Bell Canada and BCE Nexxia Corporation.‡
10.31	Side Agreement dated March 16, 2005 between Clearwire Corporation, Eagle River Holdings, LLC and Bell Canada.‡
10.32	Credit Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada, as amended February 2006.*
10.33	Security Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada.*
10.34	Movable Hypothec Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada.*
10.35	Purchase Agreement dated June 6, 2005 among Wireless One of North Carolina, LLC, WaveTel NC License Corporation, WaveTel, L.L.C., WaveTel TN LLC and Fixed Wireless Holdings, LLC.*‡
10.36	Equipment Lease Agreement dated June 30, 2005 between Clearwire Corporation and 6311458 Canada Ltd.*
10.37	Purchase Agreement dated September 9, 2005 between Baypoint St. Louis, LLC, Clearwire Corporation and Clearwire Spectrum Holdings LLC.*‡
10.38	Purchase Agreement dated September 9, 2005 among St. Lou E, LLC, Clearwire Corporation and Clearwire Spectrum Holdings LLC.*‡

10.39	Vendor Agreement dated September 27, 2005 between Best Buy Purchasing LLC and Clearwire LLC.‡
10.40	Subscription Service Addendum to Vendor Agreement dated September 27, 2005 between Best Buy Stores, L.P. and Clearwire LLC.‡
10.41	Co-Marketing Agreement dated September 14, 2006 between Circuit City Stores, Inc. and Clearwire US LLC.‡
10.42	Purchase and Sale Agreement dated October 24, 2005 between Nextel Spectrum Acquisition Corp. and Clearwire Spectrum Holdings LLC, as amended on December 12, 2005.‡
10.43	Stock Purchase Agreement dated November 7, 2005 between the shareholders of WinBeam, Incorporated and Clearwire Spectrum Holdings LLC.*
10.44	Purchase Agreement dated November 8, 2005 between Comspec Corporation and Clearwire Spectrum Holdings LLC.*‡
10.45	Bundled Wireless Broadband Services Agreement dated November 23, 2005 between Clearwire LLC and America Online, Inc.‡
10.46	Subscription Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation.
10.47	Side Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation.
10.48	Amended and Restated Limited Liability Company Agreement dated July 12, 2006, between Clearwire US LLC and Shichinin LLC.
10.49	Loan Agreement dated August 21, 2006 among Clearwire Corporation, the several lenders from time to time parties thereto, JPMorgan Chase Bank, Merrill, Lynch, Pierce, Fenner & Smith Inc. and Morgan Stanley Senior Funding, Inc.*
10.50	Guarantee and Collateral Agreement dated August 21, 2006 made by Clearwire Corporation and certain of its subsidiaries in favor of Morgan Stanley Senior Funding, Inc.*
10.51	Common Stock Purchase Agreement dated June 28, 2006 between Clearwire Corporation and Intel Pacific, Inc.‡
10.52	Mobile Wimax Network Collaboration Agreement dated June 28, 2006 between Clearwire Corporation and Intel Corporation.‡
10.53	Stock Purchase Agreement dated June 30, 2006 between Motorola, Inc., Clearwire Corporation and NextNet Wireless, Inc.
10.54	Reserved.
10.55	Wireless Broadband System Services Agreement dated August 29, 2006 between Motorola and Clearwire US LLC.‡
10.56	Wireless Broadband System Infrastructure Agreement dated August 29, 2006 between Motorola and Clearwire US LLC.‡
10.57	Wireless Broadband CPE Supply Agreement dated August 29, 2006 between Motorola and Clearwire US LLC.‡
10.58	Side Letter Agreement dated June 28, 2006 between Intel Pacific, Inc., Eagle River Holdings, LLC and Clearwire Corporation.
10.59	Master Royalty and Use Agreement dated July 31, 2006 between Clearwire Spectrum Holdings II LLC, Chicago Instructional Technology Foundation, Inc., Denver Area Educational Telecommunications Consortium, Inc., Instructional Telecommunications Foundation, Inc., North American Catholic Educational Programming Foundation, Inc., Portland Regional Educational Telecommunications Corporation, Twin Cities Schools Telecommunications Group, Inc., and other licensees who may become parties to the agreement.‡
10.60	Master Royalty and Use Agreement dated October 4, 2006 between Clearwire Spectrum Holdings II LLC and Hispanic Information and Telecommunications Network, Inc.‡
10.61	Membership Interest Purchase Agreement dated August 9, 2006 among Clearwire Spectrum Holdings II LLC and the parties thereto.‡

10.62	Purchase Agreement dated August 8, 2006 between SpeedNet LLC, Clearwire Spectrum Holdings II LLC and Clearwire Corporation.‡
10.63	Educational Broadband Service Long Term De Facto Transfer Lease Agreement dated December 22, 2006.‡
10.64	Office Lease Agreement dated October 12, 2006, between Carillon Properties (Landlord) and Clearwire Corporation (Tenant).*
10.65	Securities Purchase Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L.*
10.66	Investment Agreement, dated December 7, 2005, by and between Banda Ancha S.A., BASA Holding Iberia S.L.U. and Clearwire Europe S.A.R.L.*
10.67	Indemnification Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L.*
10.68	MAC Telecom Stock Purchase Agreement dated August 2, 2006 between Clearwire Europe S.A.R.L., and the individuals and entities listed on the Exhibit thereto.*
10.69	MTH Stock Purchase Agreement dated August 2, 2006 between Clearwire Europe S.A.R.L., Axel Beghin, Charles du Bunsen, Nicholas du Chastel and Matthew Ridgwell.*
21.1	List of subsidiaries.
23.1	Consent of Deloitte & Touche LLP.*
23.2	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.1).†
24.1	Powers of Attorney (included on signature page).

*	Previously Filed.

**	Flux U.S. Corporation changed its name to Clearwire Corporation effective February 24, 2004, and as a result all references to Flux U.S. Corporation in this index are now to Clearwire Corporation.

†	To be filed by amendment.

‡	Confidential treatment requested.